EXHIBIT 32.1
CERTIFICATION OF PERIOD REPORT
I, Christina Weaver Vest, Chief Executive Officer and Chief Financial Officer of Hicks Acquisition Company II, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2011	/s/ Christina Weaver Vest
Christina Weaver Vest
Chief Executive Officer and Chief Financial Officer